UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2021

Venator Materials PLC

(Exact name of registrant as specified in its charter)

England and Wales	001-38176	98-1373159
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

Titanium House, Hanzard Drive, Wynyard Park,

Stockton-On-Tees, TS22 5FD, United Kingdom

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: +44 (0) 1740 608 001

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Ordinary Shares, par value $0.001 per share	VNTR	New York Stock Exchange

Item 5.07  Submission of Matters to a Vote of Security Holders

(a)  The 2021 Annual General Meeting of Shareholders (the “AGM”) of Venator Materials PLC (the “Company”) was held on June 10, 2021.

(b)  The Company’s shareholders voted on the following proposals at the AGM and cast their votes as follows:

Proposal 1	The eight nominees named below were elected to serve as directors of the board of directors, to serve until the 2022 Annual General Meeting, and the voting results were as follows:

Directors	For	Against	Abstain	Broker Non-Votes
Dr. Barry B. Siadat	78,710,930	193,655	605,157	8,264,820
Simon Turner	78,653,033	271,015	585,694	8,264,820
Aaron C. Davenport	78,625,311	280,764	603,667	8,264,820
Daniele Ferrari	77,288,259	1,643,326	578,157	8,264,820
Peter R. Huntsman	71,998,758	6,877,628	633,356	8,264,820
Heike van de Kerkhof	78,819,825	93,940	595,977	8,264,820
Vir Lakshman	78,814,600	95,785	599,357	8,264,820
Kathy D. Patrick	78,590,656	340,729	578,357	8,264,820

Proposal 2	The non-binding advisory vote to approve named executive officer compensation was approved as set forth below.

For	Against	Abstain	Broker Non-Votes
78,558,934	362,166	588,642	8,264,820

Proposal 3	The vote to receive the U.K. audited annual report and accounts and related directors’ and auditors’ reports for the year ended December 31, 2020 was approved as set forth below.

For	Against	Abstain
87,072,099	16,560	685,903

Proposal 4	The non-binding advisory vote to approve the directors' remuneration report for the year ended December 31, 2020 was approved as set forth below.

For	Against	Abstain	Broker Non-Votes
78,606,983	327,465	575,294	8,264,820

Proposal 5	The ratification of the appointment of Deloitte & Touche LLP as independent registered public accounting firm for the year ended December 31, 2021 was approved as set forth below.

For	Against	Abstain
87,192,159	41,500	540,903

Proposal 6	The vote to approve the re-appointment of Deloitte LLP as U.K. statutory auditor until the next annual general meeting at which the Company’s annual report and accounts are laid was approved as set forth below.

For	Against	Abstain
87,192,652	41,007	540,903

Proposal 7	The vote to authorize the Company’s board of directors or the Audit Committee to determine the remuneration of Deloitte LLP as U.K. statutory auditor was approved as set forth below.

For	Against	Abstain
87,094,775	137,684	542,103

Proposal 8	The vote to authorize the Company and its current or future subsidiaries to make political donations and incur political expenditure was approved as set forth below.

For	Against	Abstain
85,927,012	1,181,283	666,267

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VENATOR MATERIALS PLC

/s/ SEAN PETTEY
Assistant Secretary

Dated: June 11, 2021